SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2014
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van").

TABLE OF CONTENTS
		Page

Item 1.01	Entry Into a Material Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1	Amendment No. 5 among Pac-Van, Wells Fargo Bank, National Association and HSBC Bank USA, NA

i

Item 1.01                      Entry Into a Material Definitive Agreement

On February 7, 2014, Pac-Van, Wells Fargo Bank, National Association and HSBC Bank USA, NA entered into Amendment No. 5 (the “Fifth Amendment”) to that certain credit agreement dated September 7, 2012, as amended to date (the "Credit Agreement") to Pac-Van’s senior credit facility which, among other things, increases by $80 million, or from $120 million to $200 million, the maximum amount that may be borrowed with revolving loans under the Credit Agreement, provides for a $20 million increase in the maximum amount that may be borrowed subject to the satisfaction of certain conditions and increases by $1 million, from $4 million to $5 million, the amount of dividends that Pac-Van may pay to General Finance Corporation with respect to a series of preferred stock.

The foregoing description of the Fifth Amendment is qualified in its entirety by the Fifth Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Amendment No. 5 among Pac-Van, Wells Fargo Bank, National Association and HSBC Bank USA, NA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: February 7, 2014	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Amendment No. 5 among Pac-Van, Wells Fargo Bank, National Association and HSBC Bank USA, NA

3